First Quarter 2019 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles.  Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found on slides 22, 23 and 24. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information.

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Experienced Management Team

Product & Service Offerings Subsea Equipment Subsea Wellheads Mudline Suspension Systems Surface Equipment Specialty Connectors Subsea Production Trees Subsea Manifolds Subsea Control Systems Production Risers Production Riser Tensioners Platform Wellheads Platform Production Trees Downhole Tools Liner Hangers Specialty DH Tools Offshore Rig Equipment Wellhead Connectors Diverters Aftermarket Services Production Packers Safety Valves Drilling Risers Reconditioning Rental Tools Technical Advisory

Revenue Mix 1% 2% By Product and Service Segment By Geographic Area FY 2018 Total Revenue: $385 million Q1 2019 Total Revenue: $94 million

Snapshot Q4 ‘17 $MM Q1 ‘18 Q2 ‘18 Q3 ‘18 Q1 ‘19 Q4 ‘18 MARKET INFORMATION ENDING BACKLOG Ticker NYSE: DRQ Share Price (4/24/19) $44.45 52-Week Range $26.62 - $58.95 YTD Return 0.48018648018648014 Shares Outstanding @ 4/25/19 (mm) 36.228006000000001 Market Cap ($mm) $1,610.3348667 Enterprise Value ($mm) $1,195.5268667 BALANCE SHEET as of 3/31/2019 ($MM) BALANCE SHEET METRICS ($MM) Cash & Cash Equivalents $414.80799999999999 Non-cash Working Capital $357.803 PP&E (net) 270.42399999999998 Book Value / Share $30.236414336466655 Goodwill 7.78 Cash / Share $11.449926335995418 Total Assets $1,183.729 Non-cash WC / Share $9.8764199166799305 ST Debt 0 Total Debt / Capitalization 0 LT Debt 0 Total Share Repurchases 2019 to Date $1.1000000000000001 Total Liabilities $88.323999999999998 Total Equity $1,095.405

Q1 2019 Highlights Recorded revenue of $94.3 million, near the midpoint of the guidance range of $90 – $100 million Increased non-project bookings to $99 million, which is the second consecutive quarter of strong bookings Received several significant new orders to supply new technology products Generated net cash provided by operating activities of $0.8 million and negative free cash flow of $2.7 million, which includes $5 million of payments related to restructuring. Exclusive of these payments, free cash flow was positive $2.3 million Grew Adjusted EBITDA to $9.3 million Captured $8 million of additional annualized cost reductions in Q1 2019, increasing total annualized savings to ~$24 million

Adjusted EBITDA Analysis $0.8-$1.2 $0.8-$1.0 $0.8-$1.0 $1.2-$1.6 Quarter-over-quarter increase in Adjusted EBITDA partially due to favorable product mix Transformation efforts resulted in additional cost savings in Q1 ‘19 Achieved annualized savings of $8 million in Q1 ’19 Full effect of these savings to be realized in Q2 ‘19 (USD$ millions)

Market Update Q1 2019 was the strongest non-project bookings quarter since 2014 Encouraging signs of bidding and service activity Grew backlog to $304 million as of 3/31/19 Q2 2019 product bookings expected to be between $75 - 95 million Received $25 to $35 million order from BP to supply subsea wellhead systems with optionality around BigBore IIeTM wellhead system In early Q2 2019, received an initial order for a 20K development in the GOM that combines several new technology products, including the BigBore IIeTM wellhead system, BadgerTM connector system and DXeTM profile Extended the Ca Rong Do (CRD) Letter of Award with Repsol to 12/31/2019 CRD remains in backlog but not included in 2019 revenue guidance Backlog excludes Sea Lion Phase I, which is estimated at >$200 million

Well-Positioned to Serve Offshore Markets US GOM North Sea FSU and APAC Rest of EMEA Africa Brazil Australia Source: McKinsey Energy Insights Key operating Hub Sales and / or service Sales representatives Deepwater wells drilled by region (number of wells) DRQ 2019 Revenue and Bookings Growth Areas

Improving Backlog Note: The backlog data shown above includes all bookings as of March 31, 2019, including contract awards and signed purchase orders for which the contracts would not be considered enforceable under ASC 606. Increased Q1’19 Non-Project Bookings to $99 million, the Highest Level Since 2014

Executing Our Strategy Research & Development LEAN Implementation & Advanced Product Quality Planning (APQP) Commercial Excellence Integrated Supply Chain Streamline Organization Structure Champion Cost-Effective Operating Model Achieve Scalability Adopt Best Source Approach Expand Existing Market Share Capture New Product and New Customer Revenue Organization Optimization Leverage Product Differentiation Reduce Fixed Cost Base Develop Centralized Model Pursue Value & Solution Selling Focus on Operational Excellence

R&D is Key to Achieving Commercial Excellence

- Developing innovative products that structurally reduce total cost of ownership
- Expanding product portfolio to increase markets and market share
- Presented with *OTC Spotlight on New Technology* award for new products:
  - 2017 – BigBore IIe Wellhead System (BB IIe) & DXe Wellhead Connector
  - 2018 – HFRe Hands-Free Drilling Riser
  - *2019 – Double Expansion XPak Liner Hanger*

BigBore IIe Wellhead



DXe Wellhead Connector



Concentric Monobore & HorizontalBore Trees



HFRe Hands-Free Drilling Riser



Double Expansion XPAK Liner Hanger



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Executing on Commercial Excellence

❖ Targeting $100 million in new product revenue by 2021

Subsea Production Systems	• R&D efforts served as key element for Sea Lion LOI & Frame Agreement • Installation of 1st deepwater VXT Concentric Bore Tree expected in 2019
DXe Connector	• Received first order for wellhead system specifying the DXe profile • Emerging as the standard profile for HPHT wellhead connectors • Connector profile licensed to three large peers
BigBore IIe	• Recently received award from BP that includes optionality for BB IIe • Large customer standardizing on BB IIe wellhead with DXe profile • First customer conversion to BB IIe profile in 2019

Award-Winning R&D Efforts Driving New Product Revenue

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Overview of the Business Transformation Structured Approach to Improve Cost Performance Across All Areas EBITDA Improvement – $40-50 million in run rate enhancement across all elements of cost structure by year-end 2019 Broad Workforce Engagement – including distributed initiative ownership and frontline idea generation Organized Transformation Infrastructure – systematically optimizing all cost elements with broad workforce engagement

Accelerating Annualized Cost Savings in 2019 Building on 2018 annualized savings of $16 million Q1’19 additional savings of $8 million Q2’19 focused on additional organizational realignment Q3’19 and Q4’19 focused on footprint rationalization and supplier optimization Mid to late Q3’19 rationalization of Forge 2020+ focused on integrated supply chain and procurement realignment projects; additional savings above the $40 - $50 million expected Forecasting Additional $30MM in Annualized Savings in 2019 Annualized Cost Savings Captured to Date Exceeding Expectations

Sustainable Cost-Saving Initiatives Manufacturing Supply chain SG&A Engineering and R&D Optimize footprint Implement lean practices Improve operational discipline Improve sourcing practices Consolidate supply base Realization begins in 2020 Optimize G&A functions Leverage global footprint Rationalize structure and support levels Business transformation workstreams and example focus areas (not comprehensive list) On Track to Realize Annualized Savings Target for 2019 Q4’18 - Q1’19 Captured $24MM Annualized Savings Beginning 2020 Forecasting $40 - $50MM Annualized Savings Note: Charts above depict the percent of stated annualized savings

Liquidity Allocation Strategy ($ millions) Internal Cash $415 ABL Credit Facility Capacity 40 Available Liquidity $455 SOURCES Notes Balances as of March 31, 2019 ABL put in place on February 23, 2018 Shelf registration statement filed on February 27, 2018 for general planning purposes New share repurchase plan approved by Board on February 26, 2019; $1.1 million in repurchases year-to-date ($ millions) New Share Repurchase Plan $100 Fund Upturn & Key Projects (Increasing Order Trend) 150 – 200 Pursue Complementary Technology Tuck-in Acquisitions 50 – 100 Restructuring Charges 10 – 15 Liquidity in Place to Support Increased Activity, Despite Growing Cash Demands – Targeting Full-Year Free Cash Flow Positive POTENTIAL USES

2019 Outlook & Targeted Cost Savings Streamlining Structural Cost Base for Current and Future Environments Est. Q2 2019 Revenue: $90 - $100 million (at high-end of range) Adj. EBITDA Growth Benefiting from Cost Savings Actions Est. Full-year 2019 Revenue: $360 - $400 million Targeted Annualized Cost Savings by Year-End 2019: $40 - $50 million Cost Savings Expected in 2019: $30 million Est. Q2 2019 Bookings: $75 - $95 million Targeting Positive Full-Year Free Cash Flow

Appendix

Income Statement

Balance Sheet

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Capital Expenditures Q2 2018 $ Millions Q1 2018 Q4 2018 Q3 2018 Q1 2019 3.5 7 Annual Maintenance Capex ~$15 - $20 million Note: Sum of components may not foot due to rounding. 7

+ 6.6 + 1.9 Global Supply & Demand Through 2030 Global oil supply growth 2017-2030 mmb/d Crude & condensate = 81.8 87.8 Net change 2017-2030 + 1.2 + 3.7 - 7.5 Already-discovered fields make up 85% of pre-FID deepwater production by 2030 New Deepwater Project Sanctions Necessary to Satisfy Long-Term Demand Unsanctioned projects Source: McKinsey Energy Insights

Evolving View of Timeline for Deepwater Recovery Global offshore wells drilled Number of wells % Deepwater well CAGR 2% CAGR ’17-’30 Percent 6% +2% p.a. +7% p.a. +5% p.a. Deepwater Market Recovery Expected to be Gradual Until 2020 Source: McKinsey Energy Insights

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)